UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 29, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2006, providing for the issuance of GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2006-AR5)

       GreenPoint Mortgage Funding Trust, Series 2006-AR5
(Issuing Entity)

       GreenPoint Mortgage Funding Grantor Trust 1-A2A2, Series 2006-AR5
(Issuing Entity)

       GreenPoint Mortgage Funding Grantor Trust 1-A3A2, Series 2006-AR5
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 8.01. Other Events.

The Registrant registered issuances of GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $1,270,756,000 in aggregate principal amount Class 1-A1A, Class 1-A1B, Class 1-A2A1, Class 1-A2A2, Class 1-A2B, Class 1-A3A1, Class 1-A3A2, Class 1-A3B, Class 1-A4, Class 2-A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates of its GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2006-AR5 on September 29, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 13, 2006, as supplemented by the Prospectus Supplement, dated September 28, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On September 29, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance

Class P	N/A

Class C	N/A

Class X	N/A

Class R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates (as defined below) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2006, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”). The “Certificates” consist of the following classes: Class 1-A1A, Class 1-A1B, Class 1-A2A1, Class 1-A2A2U, Class 1-A2A2, Class 1-A2B, Class 1-A3A1, Class 1-A3A2U, Class 1-A3A2, Class 1-A3B, Class 1-A4, Class 2-A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class X, Class P, Class C and Class R. The Certificates, other than the Grantor Trust Certificates, evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain adjustable rate, conventional, first lien, negative amortization residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,277,146,938.13 as of September 1, 2006. Each class of Grantor Trust Certificates represents the beneficial interest in a grantor trust, the assets of which consist primarily of one class of Certificates issued by the Trust Fund and a cap agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Terms Agreement, dated September 27, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1
Trust Agreement, dated as of September 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of September 1, 2006, by and between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.3	Flow Interim Servicing Agreement, dated as of April 10, 2006, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.4
Securitization Servicing Agreement, dated as of September 1, 2006, by and among GMAC Mortgage Corporation, as Servicer, Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer.

99.5
Deferred Interest Cap Agreements, each dated as of September 29, 2006, between (i) Lehman Brothers Special Financing Inc. and GreenPoint Mortgage Funding Grantor Trust 1-A2A2, Series 2006-AR5 and (ii) Lehman Brothers Special Financing Inc. and GreenPoint Mortgage Funding Grantor Trust 1-A3A2, Series 2006-AR5.

99.6	Guarantees, each dated as of September 28, 2006, by Lehman Brothers Holdings Inc. relating to each of the Deferred Interest Cap Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

	By:	/s/ Michael C. Hitzmann
	Name:	Michael C. Hitzmann
Date: October 13, 2006	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated September 27, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1
Trust Agreement, dated as of September 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of September 1, 2006, by and between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.3	Flow Interim Servicing Agreement, dated as of April 10, 2006, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.4
Securitization Servicing Agreement, dated as of September 1, 2006, by and among GMAC Mortgage Corporation, as Servicer, Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer.

99.5
Deferred Interest Cap Agreements relating to (i) the Class 1-A2A2 Certificates, dated as of September 29, 2006, between Lehman Brothers Special Financing Inc. and GreenPoint Mortgage Funding Grantor Trust 1-A2A2, Series 2006-AR5 and (ii) the Class 1-A3A2 Certificates, dated as of September 29, 2006, between Lehman Brothers Special Financing Inc. and GreenPoint Mortgage Funding Grantor Trust 1-A3A2, Series 2006-AR5.

99.6	Guarantees, each dated as of September 28, 2006, by Lehman Brothers Holdings Inc. relating to each of the Deferred Interest Cap Agreements.